5. LOANS RECEIVABLE	6 Months Ended
Jun. 30, 2015
Receivables [Abstract]
NOTE 5. LOANS RECEIVABLE

The following lists the components of loans receivable (in thousands):

	June 30,	December 31,
	2015	2014
	(unaudited)

Minimum financing payments receivable	$125,609	$20,018
Less: Allowance for doubtful accounts	(1,194)	(199)
Net minimum financing payments receivable	124,415	19,819
Less: unearned interest income	(3,228)	(714)

Loans receivable, net	$121,187	$19,105

Loans receivable arise from loans made from the CeraVest P2P platform, for which the Company enters into a six-month lending agreement with SMBs with principal and interest payable in full at maturity by the SMBs. As of June 30, 2015 the effective interest rate charged for CeraVest loans was approximately 8.6% per annum.